SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      May 23, 2000


                             Salient Cybertech, Inc.
               (Exact name of Registrant as specified in charter)



           Delaware                  0-28772                    35-1990559
 (State or other jurisdiction      (Commission              (I.R.S. Employer
       of incorporation)           File Number)             Identification No.)


1999 Lincoln Drive, Suite 202, Sarasota, Florida                  34236
    (Address of Principal Executive Offices)                    (Zip Code)

                                  (941) 953-6168
                          (Registrant's telephone number,
                                including area code)

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Item 2. Acquisition of Assets

    On Tuesday May 23, 2000, Salient Cybertech, Inc. (the "Company") executed an agreement whereby it acquired Futronix, Inc. ("Futronix"). The acquisition was accomplished by the Company forming a Delaware subsidiary known as Salient Acquisition Corporation, and that corporation merging with Futronix. The surviving Corporation will be a wholly owned subsidiary of the Company, carrying on business as Futronix, Inc. The compensation paid to the shareholders of Futronix, Inc. was $500,000 in restricted common shares of the Company subject to Rule 144 of the Securities and Exchange Comission and 5,500 preferred shares, convertible into restricted common shares of the Company, worth, in the aggregate, $6,000,000. The conversion rights are subject to performance criteria, as fully set in the Agreement among the Company, Futronix, and the shareholders of Futronix, a copy of which will be filed in an Amendment to this Report on Form 8-K. The transaction is also contingent upon the infusion of working capital into Futronix, as fully described in the Agreement mentioned above.

    Established in 1989, Futronix is an ISO 9002-certified consignment and turnkey contract electronic manufacturer. Futronix offers advanced Surface Mount Technology capabilities, mixed technology, mechanical assembly, in-circuit and functional testing, and design and engineering services for customers.

    Futronix had over $6,000,000 in sales (unaudited) over the 12 months preceeding the acquisition by the Company, and has net assets in excess of $6,000,000, consisting mainly of a 55,000 square foot manufacturing facility on 40 acres of land in Homosassa, Florida, and manufacturing equipment.


Item 5. Other Events

    On Saturday, May 13, at 2 p.m. the Company held its annual meeting, followed by a meeting of the Board of Directors. At the annual meeting, the items, as disclosed in the Report on Schedule 14-A filed with the Securities and Exchange Commission on March 30,2000, were voted upon:

1. The election of two Class I directors to serve until the 2003 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Nominees were:

1-Kim Adolphe
2-James Marquis

2. The ratification of the appointment of Stan J.H. Lee and Company, to audit the company's financial statements.

3. The ratification of the appointment of Melanie Meer as the Company's
Secretary.

4. The approval by the shareholders of options issued to officers, directors and consultants of the company under the 1998 Stock Option Plan.

    Each Item above was duly brought before the shareholders and voted upon. Kim Adolphe and James Marquis were elected directors, to serve until the annual meeting to be held in 2003. Items 2 and 3 above were duly ratified, and the options to be issued pursuant to Item 4 was approved.

    The current Officers of the Company were re-elected to serve for another year, and the annual report including the audited financial statements for the year ended December 31, 1999 was approved.

    At the meeting of the Board of Directors, immediately following the annual meeting, Paul Sloan, the Company's President and CEO, was elected as Chairman of the Board of Directors. By unanimous vote it was resolved that an Audit Committee be formed with a one year term of office for Committee members, and Michael Solomon and Melanie Meer were elected to serve on the said committee. By unanimous vote it was resolved that an Executive Compensation Committee be formed, with a one year term of office for Committee members, and a committee was formed to search for suitable candidates. It was agreed that the candidates be presented to the Board of Directors for nomination to the Committee, and any ensuing vote be effected by teleconference, the Board members having unanimously voted to waive notice of the said meeting.

    The Board of Directors voted unanimously to form a subsidiary, Salient Acquisition, Inc., a Delaware corporation, to acquire and merge with Futronix, Inc. The President was directed to do all things necessary and execute all documents required to give effect to this resolution. The Board voted unanimously to waive notice of meeting and meet via telephonic conference call to ratify the acquisition.

Item 6.  Resignation of Registrant's Directors.

  On Saturday May 13, 2000, the Company accepted the resignation of Todd Finch from the Board of Directors. Mr. Finch had tendered his resignation on May 12, 2000.

Item 7

Financial Statements and Exhibits

A. Financial Statements

The financial statements and pro forma financial information required for Futronix, Inc. in response to this item will, as permitted by applicable SEC rules, be filed by amendment to this Current Report on or before the 60th day following the date hereof.

B.	Exhibits

1. Underwriting Agreements:

None

2. Plan of Acquisition, Reorganization, Liquidation, or Succession:

Agreement and Plan of Reorganization, detailing the Agreement among the Shareholders of Futronix, Inc., Futronix, Inc., and Salient Cybertech, Inc. will be filed by amendment to this Current Report.

3.	Constituent Documents:

 .1	Original Articles of Incorporation+
 .11	Amendment to Articles of Incorporation, Changing Registrant's Name
        from Mas Acquisition I Corp. to Sloan Electronics, Inc.++
 .13	Amendment to Articles of Incorporation, Changes in Securities The
        Shareholders', provision for the Issue of 20 shares of Preferred Stock with no par value convertible at the will of the holder into 1,500,000 Common Shares, as an anti-takeover Provision.*
 .2	By-Laws of the Registrant**
 .21	Current  By-Laws of the Registrant***
 .3	Plan and Agreement of Merger between Registrant and Sloan Electronic,
        Inc.****
 .31	Specimen Share Certificate**
 .32	Specimen Share Certificate, replacing Original Share Certificate*****

27.	Financial Data Schedule:

 .1	The Financial Data Schedule required in response to this item will, as permitted by applicable SEC rules, be filed by amendment to this Current Report on or before the 60th day following the date hereof.

_______________________
+Incorporated by Reference to the Registrant's registration statement on Form 10-SB, SEC File Number 000-28772, Filed on September 4, 1996. ++Incorporated by Reference to the Registrant's Report on Form 8-K/A,
SEC File Number 000-28772, Filed on March 18, 1998.
*Incorporated by Reference to the Registrant's registration statement on Form 10-QSB, SEC File Number 000-28772, Filed on August 13, 1999. **Incorporated by Reference to the Registrant's registration statement on Form 10-SB, SEC File Number 000-28772, Filed on September 4, 1996. ***Incorporated by Reference to the Registrant's Report on Form 10-QSB, SEC File Number 000-28772, Filed on November 13, 1999.
****Incorporated by Reference to the Registrant's Report on Form 8-K/A, SEC File Number 000-28772, Filed on March 18, 1998.
*****Incorporated by Reference to the Registrant's Report on Form 10-KSB/A, SEC File Number 000-28772, Filed on April 7, 1998.

SIGNATURES

 Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                       Salient Cybertech, Inc.
                                      ------------------------
                                          (Registrant)

Dated:  May 23, 2000                       by:
                                         /s/Melanie Meer
                                       -------------------
                                           Melanie Meer
                                       Secretary / Treasurer

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